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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 31, 2006

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

     MISSOURI                       0-20600                    43-1311101
 (State or other                (Commission File            (I.R.S. Employer
 jurisdiction of                     Number)                 Identification
  organization)                                                  Number)

        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI63044
        (Address of principal executive offices)              (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01         REGULATION FD DISCLOSURE.

                  On March 31, 2006, Zoltek Companies, Inc. (the "Registrant") announced a joint commitment with the Hungarian Government to a major expansion plan at the Registrant's manufacturing facility near Budapest Hungary. As part of the agreement, the Hungarian Government pledged a grant of 2.9 billion HUF (approximately $14.5 million) to the Registrant's Hungarian subsidiary for use in modernizing its facility, establishing a research and development center and supporting a rapid buildup of manufacturing capacity for both acrylic fiber precursor and carbon fiber. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial statements of businesses acquired. Not applicable.
                 -------------------------------------------

             (b) Pro forma financial information. Not applicable
                 -------------------------------

             (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2006

                           ZOLTEK COMPANIES, INC.

                            By    /s/ Kevin Schott
                               ------------------------
                                Kevin Schott
                                Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number                          Description
------                          -----------

 99.1                Press Release, dated March 31, 2006.


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